Exhibit 13

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Telecom Corporation of New Zealand Limited (the “Company”) for the period ended 30 June 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theresa Gattung, Chief Executive Officer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CEO

Theresa Gattung Chief Executive Officer

Date: 28 November 2003

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Telecom Corporation of New Zealand Limited (the “Company”) for the period ended 30 June 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marko Bogoievski, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ [CFO]

Marko Bogoievski Chief Financial Officer

Date: 28 November 2003

Signed originals of these written statements required by Section 906 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.